                                                                  RULE 424(B)(3)
                                               REGISTRATION STATEMENT 333-109146

                              PROSPECTUS SUPPLEMENT

                               DATED JUNE 17, 2004

                                       TO

                       PROSPECTUS DATED DECEMBER 18, 2003

                     ---------------------------------------

                              EMPIRE RESORTS, INC.

                     ---------------------------------------

            This Prospectus Supplement,  dated June 17, 2004 (the "Supplement"), supplements that certain  Prospectus dated December 18, 2003 (the  "Prospectus")
and should be read in conjunction with such Prospectus.

                              SELLING SHAREHOLDERS

            The following  updates the table under the section entitled "Selling
Shareholders"  of the  Prospectus,  to account for sales and transfers of shares listed in such table that Empire  Resorts is aware of since the original date of the Prospectus. Such transactions are as follows:

            o   on April 12, 2004,  Monticello Realty transferred 220,000 shares of common  stock of Empire  Resorts to  certain  of its  members pursuant to the Prospectus' Plan of Distribution;

            o   on May 28, 2004,  Monticello Realty transferred 3,505,969 shares of common  stock of Empire  Resorts to certain of its members in accordance with the Prospectus' Plan of Distribution;

            o   on June 7, 2004,  Monticello  Realty sold 3,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 8, 2004,  Monticello Realty sold 10,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 9, 2004,  Monticello  Realty sold 5,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 15, 2004, Monticello Realty sold 10,000 shares of common stock of Empire Resorts in accordance with the Prospectus'  Plan of Distribution;

            o   on June 2, 2004, Watertone Holdings distributed 4,475,788 shares of common  stock of Empire  Resorts to its  general  and limited
                partners   in   accordance   with   the   Prospectus'   Plan  of
                Distribution, including to certain affiliates as listed below:

                o   3,039,283 shares to Robert A. Berman,

                o   17,022 shares to Scott A. Kaniewski,

                o   126,663 shares to Paul deBary,

                o   221,938 shares to Berman Living Trust,

                o   95,500 shares to Berman Family Trust,

                o   224,179 shares to the Kaniewski  Family Limited  Partnership
                    and

                o   265,697 shares to the KFP Trust;

            o   on June 2, 2004, Watertone Holdings distributed 31,870 shares of common  stock of  Empire  Resorts  to  various  individuals  and entities as listed below to satisfy outstanding indebtedness:

                o   12,595  shares to  individual  retirement  account  entitled
                    UBS-FINSVC CDN FBO Paul A. deBary, Esq.,

                o   6,000 shares to the Berman Family Trust and

                o   13,275 shares to the Berman Living Trust;

            o   on June 2, 2004,  Watertone  Holdings  transferred by gift 1,300 shares of common  stock of Empire  Resorts on behalf of Scott A.
                Kaniewski to various donees as listed below:

                o   1,000 shares to the Convent of the Sacred Heart and

                o   300 shares to the Boys & Girls Clubs of Chicago;

            o   on June 2, 2004,  Watertone  Holdings  transferred by gift 6,500 shares  of  common  stock of  Empire  Resorts  on behalf of Paul
                deBary to various donees as listed below:

                o   2,000 shares to the AA Alumni Foundation, Inc.,

                o   500 shares to the Old Blue Foundation,

                o   2,000 shares to Ned deBary and

                o   2,000 shares to Lewis S. Fischbien;

            o   on June 2, 2004, Watertone Holdings distributed 24,552 shares of common stock of Empire Resorts to Paul deBary in order to redeem
                Mr.  deBary's  2.97% limited  partnership  interest in Watertone
                Holdings;

            o   on June 2, 2004, Americas Tower Partners  distributed  6,126,669 shares of common stock of Empire  Resorts to its partners,  each of whom is an affiliate of Empire Resorts, as listed below:

                o   2,002,143 shares to Joseph E. Bernstein,

                o   2,186,243 shares to Ralph J. Bernstein,

                o   1,283,854 shares to Morad Tahbaz and

                o   654,429 shares to Phillip Carter; and

            o   on June 2, 2004,  Americas  Tower  Partners  transferred by gift
                472,625  shares of common  stock of Empire  Resorts  to  various donees as listed below:

                o   5,000 shares to Michael Vranos,

                o   5,000 shares to Alex Trembecki,

                o   2,500 shares to Alan Lee,

                o   2,500 shares Jean-Marc Zarka,

                o   4,000 shares to Jamshid Ehsani,

                o   1,000 shares to Rashid Ehsani,

                o   10,000 shares to Jombihis Corporation,

                o   60,000 shares to Stanley Silverstein,

                o   2,500 shares to Larry Silverstein,

                o   5,000 shares to Suneel Bakshi,

                o   2,500 shares to Joel Wilkenfeld,

                o   1,400 shares to Michael Cohen,

                o   500 shares to Juliette Rae Hart Cohen Trust,

                o   100 shares to Barbara Green,

                o   500 shares to Zachary Benjamin Victor Cohen Trust,

                o   2,500 shares to Peter Hausberg,

                o   2,500 shares to Yoron Cohen,

                o   300 shares to Agnes K. Eisenberg,

                o   2,200 shares to Andrew Roos,

                o   2,500 shares to Avid Modjtabai,

                o   2,500 shares to Keith Leibbrandt,

                o   2,500 shares to RS Family Partnership,

                o   2,500 shares to Jahangir Nazemian,

                o   5,000 shares to Chahram Pahlavi,

                o   5,000 shares to Dr. Scott V. Haig,

                o   2,500 shares to Narsi Azima,

                o   10,000 shares to Pendleton King,

                o   2,500 shares to Eric M. Javits Trust,

                o   2,500 shares to Mohsen Modjtabai,

                o   2,500 shares to Ted Wong,

                o   2,500 shares to Steven T. Francisco,

                o   2,500 shares to Bill Salkewicz,

                o   4,500 shares to David Levin,

                o   5,000 shares to Joseph & Ronit Razon,

                o   8,000  shares to Joseph and Ronit  Razon as  Custodians  for
                    Rivka Razon, Ariel Razon and Victor Razon,

                o   2,500 shares to Martin S. Begun,

                o   2,500 shares to Douglas J. Mello,

                o   2,500 chares to John J. Connolly,

                o   2,500 shares to Jim Simon,

                o   2,500 shares to Ron Johnston,

                o   5,525 shares to Matthew C. Schwartz,

                o   3,000 shares to Will and Joan Nicholson,

                o   1,000 shares to Grace Wu,

                o   1,500 shares to Susie Erestain,

                o   1,500 shares to Sonia Gabriel,

                o   1,000 shares to Rivka Razon,

                o   3,000 shares to David Levy and Jessi Bernstein,

                o   3,000 shares to Helena Bernstein,

                o   1,500 shares to Blanca Escobar,

                o   750 shares to Javier Escobar,

                o   750 shares to Nestor Escobar,

                o   1,000 shares to Dwight School,

                o   1,500 shares to Laiza Goncalves,

                o   1,500 shares to Marcos Campos,

                o   1,500 shares to Sergio Engeroff,

                o   1,500 shares to Sinandra Papos,

                o   1,500 shares to Marisa Engeroff,

                o   500 shares to Jessi Bernstein,

                o   500 shares to Brett Bernstein,

                o   500 shares to Leon Bernstein,

                o   500 shares to Victoria Bernstein,

                o   500 shares to Aurora Bernstein,

                o   500 shares to Raphael Bernstein,

                o   500 shares to Rivka Razon,

                o   500 shares to Victoria Razon,

                o   500 shares to Ariel Razon,

                o   500 shares to Ilana Lee,

                o   500 shares to Victor Lee,

                o   500 shares to Julia Lee,

                o   500 shares to Emanuelle Lee,

                o   500 shares to Simone Lee,

                o   1,500 shares to Brett Maurice Bernstein,

                o   1,500 shares to Vanessa de Oliveira,

                o   1,500 shares to Adi Ravitz,

                o   1,500 shares to Orit Banai,

                o   1,500 shares to Eloisa Castilhos,

                o   1,500 shares to Joao Ricardo Castilhos,

                o   1,500 shares to Leo Castilhos,

                o   1,500 shares to Leda Viana de Alameida,

                o   1,000 shares to Grace Wu as Custodian for Rachel Wu,

                o   1,500 shares to Kevin Engeroff,

                o   100 shares to Yoav Landau,

                o   70,000 shares to Golden Hill Partners,

                o   100,000 shares to Entertainment City LLC,

                o   15,000 shares to High Wood Holdings LLC and

                o   50,000 shares to Israel Golf Resorts LLC.

            The revised table, therefore, is as follows:

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Watertone Holdings                        25,000                 25,000                          --            --

Monticello Realty                      1,978,292              1,978,292                          --            --

Robert A. Berman                       4,563,510 (1)          3,750,250                       813,260 (2)      3.09%

Scott A. Kaniewski                     1,003,385 (3)            149,678                       853,707 (4)      3.24%

KFP Trust                                302,183 (5)            266,131                        36,052 (6)      *

Kaniewski Family Limited
Partnership                              254,357 (7)            224,613                        29,744 (8)      *

Philip B. Berman                         384,472 (9)             22,542                       361,930 (10)     1.39%

Clifford A. Ehrlich                      250,512                250,512                          --            --

Fox-Hollow Lane, LLC                     182,191                182,191                          --            --

Shamrock Strategies, Inc.                 22,774                 22,774                          --            --

Paul deBary                              225,913 (11)           163,810                        62,103 (12)     *

UBS-FINSVC CDN FBO
Paul A. deBary, Esq                       12,595                 12,595                          --            --

Berman Living Trust                      235,213                235,213                          --            --

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Berman Family Trust                      102,033 (13)           101,500                           533 (14)     *

Joseph E. Bernstein                    2,125,643 (15)         2,002,143                       123,500 (16)     *

Ralph J. Bernstein                     2,211,243 (17)         2,186,243                        25,000 (18)     *

Morad Tahbaz                           1,301,354 (19)         1,283,854                        17,500 (20)     *

Phillip Carter                           654,429                654,429                          --            --

Michael Vranos                             5,000                  5,000                          --            --

Alex Trembecki                             5,000                  5,000                          --            --

Alan Lee                                   2,500                  2,500                          --            --

Jean-Marc Zarka                            2,500                  2,500                          --            --

Jamshid Ehsani                             4,000                  4,000                          --            --

Rashid Ehsani                              1,000                  1,000                          --            --

Jombihis Corporation                      10,000                 10,000                          --            --

Stanley Silverstein                       60,000                 60,000                          --            --

Larry Silverstein                          2,500                  2,500                          --            --

Suneel Bakshi                              5,000                  5,000                          --            --

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Joel Wilkenfeld                            2,500                  2,500                          --            --

Michael Cohen                              1,400                  1,400                          --            --

Juliette Rae Hart Cohen
Trust                                        500                    500                          --            --

Barbara Green                                100                    100                          --            --

Zachary Benjamin Victor
Cohen Trust                                  500                    500                          --            --

Peter Hausperg                             2,500                  2,500                          --            --

Yoron Cohen                                2,500                  2,500                          --            --

Agnes K. Eisenberg                           300                    300                          --            --

Andrew Roos                                2,200                  2,200                          --            --

Avid Modjtabai                             2,500                  2,500                          --            --

Keith Leibbrandt                           2,500                  2,500                          --            --

RS Family Partnership                      2,500                  2,500                          --            --

Jahangir Nazemian                          2,500                  2,500                          --            --

Chahram Pahlavi                            5,000                  5,000                          --            --

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Dr. Scott V. Haig                          5,000                  5,000                          --            --

Narsi Azima                                2,500                  2,500                          --            --

Pendleton King                            10,000                 10,000                          --            --

Eric M. Javits Trust                       2,500                  2,500                          --            --

Mohsen Modjtabai                           2,500                  2,500                          --            --

Ted Wong                                   2,500                  2,500                          --            --

Steven T. Francisco                        2,500                  2,500                          --            --

Bill Salkewicz                             2,500                  2,500                          --            --

David Levin                                4,500                  4,500                          --            --

Joseph & Ronit Razon                       5,000                  5,000                          --            --

Joseph and Ronit Razon as
Custodians for Rivka Razon,
Ariel Razon and Victor Razon               8,000                  8,000                          --            --

Martin S. Begun                            2,500                  2,500                          --            --

Douglas J Mello                            2,500                  2,500                          --            --

                                       10

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

John J. Connolly                           2,500                  2,500                          --            --

Jim Simon                                  2,500                  2,500                          --            --

Ron Johnston                               2,500                  2,500                          --            --

Matthew C. Schwartz                        5,525                  5,525                          --            --

Will & Joan Nicholson                      3,000                  3,000                          --            --

Grace Wu                                   1,000                  1,000                          --            --

Susie Erestain                             1,500                  1,500                          --            --

Sonia Gabriel                              1,500                  1,500                          --            --

Rivka Razon                                1,000                  1,000                          --            --

David Levy and Jessi
Bernstein                                  3,000                  3,000                          --            --

Helena Bernstein                           3,000                  3,000                          --            --

Blanca Escobar                             1,500                  1,500                          --            --

Javier Escobar                               750                    750                          --            --

Nestor Escobar                               750                    750                          --            --

Dwight School                              1,000                  1,000                          --            --

Laiza Goncalves                            1,500                  1,500                          --            --

                                       11

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Marcos Campos                              1,500                  1,500                          --            --

Sergio Engeroff                            1,500                  1,500                          --            --

Sinandra Papos                             1,500                  1,500                          --            --

Marisa Engeroff                            1,500                  1,500                          --            --

Jessi Bernstein                              500                    500                          --            --

Brett Bernstein                              500                    500                          --            --

Leon Bernstein                               500                    500                          --            --

Victoria Bernstein                           500                    500                          --            --

Aurora Bernstein                             500                    500                          --            --

Raphael Bernstein                            500                    500                          --            --

Rivka Razon                                  500                    500                          --            --

Victoria Razon                               500                    500                          --            --

Ariel Razon                                  500                    500                          --            --

Ilana Lee                                    500                    500                          --            --

Victor Lee                                   500                    500                          --            --

                                       12

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Julia Lee                                    500                    500                          --            --

Emanuelle Lee                                500                    500                          --            --

Simone Lee                                   500                    500                          --            --

Brett Maurice Bernstein                    1,500                  1,500                          --            --

Vanessa de Oliveira                        1,500                  1,500                          --            --

Adi Ravitz                                 1,500                  1,500                          --            --

Orit Banai                                 1,500                  1,500                          --            --

Eloisa Castilhos                           1,500                  1,500                          --            --

Joao Ricardo Castilhos                     1,500                  1,500                          --            --

Leo Castilhos                              1,500                  1,500                          --            --

Leda Viana de Alameida                     1,500                  1,500                          --            --

Grace Wu as Custodian for
Rachel Wu                                  1,000                  1,000                          --            --

Kevin Engeroff                             1,500                  1,500                          --            --

Yoav Landau                                  100                    100                          --            --

Golden Hill Partners                      70,000                 70,000                          --            --

                                       13

                                                                                         Shares of Empire Resorts'
                                                                                             Common Stock to be
                                                                                          Owned after the Offering
                                                                                          ------------------------
                                       Shares of Empire
                                       Resorts' Common       Shares of Empire
                                         Stock Owned             Resorts'
      Name of Selling                 Immediately Prior         Common Stock
        Stockholder                    to the Offering          to be Offered                 Amount        Percent
        -----------                    ---------------       ----------------                 ------        -------

Entertainment City LLC                   100,000                100,000                          --            --

High Wood Holdings LLC                    15,000                 15,000                          --            --

Israel Golf Resorts LLC                   50,000                 50,000                          --            --

AA Alumni Foundation, Inc.                 2,000                  2,000                          --            --

Old Blue Foundation                          500                    500                          --            --

Ned deBary                                 2,000                  2,000                          --            --

Lewis S. Fischbien                         2,000                  2,000                          --            --

Convent of the Sacred Heart                1,000                  1,000                          --            --

Boys & Girls Clubs of
Chicago                                      300                    300                          --            --

----------
* less than 1%

(1)         Includes  4,133,287  shares of common stock owned directly by Robert
            A.  Berman,  options  that are  currently  exercisable  into 279,189 shares of common stock,  31,833 shares of common stock held directly by Debbie N. Berman, 101,500 shares of common stock held directly by the  Berman  Family  Trust and  17,701  shares of common  stock held directly by Watertone  Holdings.  Robert A. Berman  directly holds a
            46.305%  limited   partnership   interest  in  Watertone   Holdings,
            representing  an indirect  beneficial  ownership  interest in 11,576 shares of such 17,701  shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Through BKB,  LLC, 82% of which is

                                       14

            owned by  Robert A.  Berman,  Robert A.  Berman  indirectly  holds a
            general   partnership   interest  of  .82%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional  205  shares of such  17,701  shares  of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through Avon
            Road Partners, LP, 88% of which is owned by Robert A. Berman, Robert
            A.  Berman  indirectly  beneficially  holds  an  additional  20.837%
            limited partnership interest in Watertone Holdings,  representing an indirect  beneficial  ownership  interest in an additional  5,209 of such 17,701 shares of Empire  Resorts' common stock held directly by
            Watertone Holdings.  Debbie N. Berman, Robert A. Berman's wife, owns a 3%  limited  partnership  interest  in  Avon  Road  Partners,  LP, representing  a .0071%  limited  partnership  interest in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in an additional  178 of such 17,701 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  The Berman Family Trust whose  beneficiaries  are Robert A.  Berman's  children,  owns an 8%
            limited partnership interest in Avon Road Partners, LP, representing
            a  1.894%  limited  partnership   interest  in  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 533 of such 17,701 shares of Empire Resorts' common stock held  directly by Watertone  Holdings.  Debbie N. Berman,  Robert A.
            Berman's wife, and Philip B. Berman, Robert A. Berman's brother, are co-trustees  of the Berman  Family  Trust and have joint  voting and dispositive  power with  respect to its  holdings.  Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust and by Debbie N. Berman.

(2)         Includes  383,037 shares of common stock owned directly by Robert A.
            Berman,  options that are currently  exercisable into 279,189 shares of common  stock,  31,833  shares of common  stock held  directly by
            Debbie N. Berman,  101,500  shares of common stock held  directly by the  Berman  Family  Trust and  17,701  shares of common  stock held directly by Watertone  Holdings.  Robert A. Berman  directly holds a
            46.305%  limited   partnership   interest  in  Watertone   Holdings,
            representing  an indirect  beneficial  ownership  interest in 11,576 shares of such 17,701  shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Through BKB,  LLC, 82% of which is owned by  Robert A.  Berman,  Robert A.  Berman  indirectly  holds a
            general   partnership   interest  of  .82%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional  205  shares of such  17,701  shares  of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through Avon
            Road Partners, LP, 88% of which is owned by Robert A. Berman, Robert
            A.  Berman  indirectly  beneficially  holds  an  additional  20.837%
            limited partnership interest in Watertone Holdings,  representing an indirect  beneficial  ownership  interest in an additional  5,209 of such 17,701 shares of Empire  Resorts' common stock held directly by
            Watertone Holdings.  Debbie N. Berman, Robert A. Berman's wife, owns a 3%  limited  partnership  interest  in  Avon  Road  Partners,  LP, representing  a .0071%  limited  partnership  interest in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in an additional  178 of such 17,701 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  The Berman Family Trust whose  beneficiaries  are Robert A.  Berman's  children,  owns an 8%
            limited partnership interest in Avon Road Partners, LP, representing
            a  1.894%  limited  partnership   interest  in  Watertone  Holdings,

                                       15

            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 533 of such 17,701 shares of Empire Resorts' common stock held  directly by Watertone  Holdings.  Debbie N. Berman,  Robert A.
            Berman's wife, and Philip B. Berman, Robert A. Berman's brother, are co-trustees  of the Berman  Family  Trust and have joint  voting and dispositive  power with  respect to its  holdings.  Robert A. Berman disclaims beneficial ownership of all shares of common stock held by the Berman Family Trust and by Debbie N. Berman.

(3)         Includes  151,118  shares of common stock owned directly by Scott A.
            Kaniewski,  options  that are  currently  exercisable  into  295,689 shares of common  stock,  2,776 shares of common stock held directly by Watertone Holdings,  253,119 shares of common stock held directly by Kaniewski Family Limited Partnership and 300,683 shares of common stock held directly by KFP Trust.  Through BKB, LLC,  15.3% of which is owned by Scott A. Kaniewski,  Scott A. Kaniewski indirectly holds a  general  partnership  interest  of .153% of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 38 shares of such 2,776 shares of Empire  Resorts' common stock held directly by Watertone Holdings.  Kaniewski Family Limited
            Partnership,  with  respect to which Mr.  Kaniewski  is a 1% limited partner and the  general  partner  with sole voting and  dispositive power,  holds a 4.95%  limited  partnership  interest  in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,238  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by Kaniewski  Family Limited  Partnership,  Kaniewski
            Family Limited  Partnership  indirectly holds a general  partnership interest of .0005% of Watertone  Holdings,  representing an indirect beneficial  ownership  interest  in less than 1 share of such  2,776 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings.  Scott A. Kaniewski disclaims  beneficial ownership of all the  shares  of  common  stock  owned by  Kaniewski  Family  Limited
            Partnership  for any  purpose  other  than  voting  and  dispositive powers. KFP Trust, whose sole trustee is Stacey B. Kaniewski,  Scott
            A.  Kaniewski's  wife,  and whose  sole  beneficiaries  are Scott A.
            Kaniewski's children,  holds a 6.00% limited partnership interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in 1,500  shares of such 2,776  shares of Empire  Resorts'
            common stock held directly by Watertone  Holdings,  and through BKB,
            LLC,  0.05% of which is owned by KFP  Trust,  KFP  Trust  indirectly
            holds  a  general  partnership   interest  of  .0005%  of  Watertone
            Holdings,  representing an indirect beneficial ownership interest in less than 1 share of such  2,776  shares of Empire  Resorts'  common stock  held  directly  by  Watertone  Holdings.  Scott A.  Kaniewski disclaims beneficial ownership of all shares of common stock held by
            KFP Trust.

(4)         Includes  1,440  shares of common  stock owned  directly by Scott A.
            Kaniewski,  options  that are  currently  exercisable  into  295,689 shares of common  stock,  2,776 shares of common stock held directly by Watertone Holdings,  253,119 shares of common stock held directly by Kaniewski Family Limited Partnership and 300,683 shares of common stock held directly by KFP Trust.  Through BKB, LLC,  15.3% of which is owned by Scott A. Kaniewski,  Scott A. Kaniewski indirectly holds a  general  partnership  interest  of .153% of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 38 shares of such 2,776 shares of Empire  Resorts' common stock held directly by Watertone Holdings.  Kaniewski Family Limited
            Partnership,  with  respect to which Mr.  Kaniewski  is a 1% limited partner and the  general  partner  with sole voting and  dispositive power,  holds a 4.95%  limited  partnership  interest  in  Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,238  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by Kaniewski  Family Limited  Partnership,  Kaniewski
            Family Limited  Partnership  indirectly holds a general  partnership interest of .0005% of Watertone  Holdings,  representing an indirect

                                       16

            beneficial ownership interest less than 1 share of such 2,776 shares of Empire Resorts' common stock held directly by Watertone Holdings.
            Scott A. Kaniewski disclaims  beneficial ownership of all the shares of common stock owned by Kaniewski  Family Limited  Partnership  for any purpose  other than voting and  dispositive  powers.  KFP Trust, whose sole  trustee  is Stacey B.  Kaniewski,  Scott A.  Kaniewski's
            wife,  and  whose  sole   beneficiaries  are  Scott  A.  Kaniewski's
            children,  holds a 6.00% limited  partnership  interest in Watertone
            Holdings,  representing an indirect beneficial ownership interest in
            1,500  shares of such 2,776 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, 0.05% of which is owned by KFP Trust,  KFP Trust  indirectly  holds a general partnership  interest of .0005% of Watertone Holdings,  representing an indirect  beneficial  ownership  interest in less than 1 share of such 2,776 shares of Empire  Resorts'  common stock held directly by
            Watertone  Holdings.   Scott  A.  Kaniewski   disclaims   beneficial
            ownership of all shares of common stock held by KFP Trust.

(5)         Includes  300,683  shares of common stock held directly by KFP Trust and  1,500  shares  of  common  stock  held  directly  by  Watertone
            Holdings.  KFP Trust holds a 6.00% limited  partnership  interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest in such 1,500 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, .05% of which is  owned  by KFP  Trust,  KFP  Trust  indirectly  holds  a  general partnership  interest of .0005% of Watertone Holdings,  representing an indirect  beneficial  ownership  interest in less than 1 share of such 1,500 shares of Empire  Resorts'  common stock held directly by
            Watertone Holdings.

(6)         Includes  34,552  shares of common stock held  directly by KFP Trust and  1,500  shares  of  common  stock  held  directly  by  Watertone
            Holdings.  KFP Trust holds a 6.00% limited  partnership  interest in
            Watertone Holdings,  representing an indirect  beneficial  ownership interest in such 1,500 shares of Empire  Resorts'  common stock held directly by Watertone Holdings,  and through BKB, LLC, .05% of which is  owned  by KFP  Trust,  KFP  Trust  indirectly  holds  a  general partnership  interest of .0005% of Watertone Holdings,  representing an indirect  beneficial  ownership  interest in less than 1 share of such 1,500 shares of Empire  Resorts'  common stock held directly by
            Watertone Holdings.

(7)         Includes  253,119  shares of common stock held directly by Kaniewski
            Family  Limited  Partnership  and 1,238  shares of common stock held directly by Watertone Holdings. Kaniewski Family Limited Partnership
            holds a 4.95% limited  partnership  interest in Watertone  Holdings, representing an indirect beneficial ownership interest in such 1,238 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings,  and through BKB, LLC, .05% of which is owned by Kaniewski
            Family Limited  Partnership,  Kaniewski  Family Limited  Partnership
            indirectly  holds  a  general  partnership  interest  of  .0005%  of
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in  less  than 1 share  of such  1,238  shares  of  Empire
            Resorts' common stock held directly by Watertone Holdings.

(8)         Includes  28,506  shares of common stock held  directly by Kaniewski
            Family  Limited  Partnership  and 1,238  shares of common stock held directly by Watertone Holdings. Kaniewski Family Limited Partnership

                                       17

            holds a 4.95% limited  partnership  interest in Watertone  Holdings, representing an indirect beneficial ownership interest in such 1,238 shares of Empire  Resorts'  common stock held  directly by Watertone
            Holdings,  and through BKB, LLC, .05% of which is owned by Kaniewski
            Family Limited  Partnership,  Kaniewski  Family Limited  Partnership
            indirectly  holds  a  general  partnership  interest  of  .0005%  of
            Watertone Holdings,  representing an indirect  beneficial  ownership interest  in  less  than 1 share  of such  1,238  shares  of  Empire
            Resorts' common stock held directly by Watertone Holdings.

(9)         Includes  45,988 shares of common stock owned  directly by Philip B.
            Berman,  1,771  shares of common  stock held  directly by  Watertone
            Holdings,  235,213  shares of common  stock  owned  directly  by the
            Berman  Living  Trust  and  101,500  shares of  common  stock  owned directly by the Berman Family Trust. Philip B. Berman directly holds
            a  4.95%  limited   partnership   interest  in  Watertone  Holdings,
            representing  an  indirect  beneficial  ownership  interest in 1,237 shares of such 1,771  shares of Empire  Resorts'  common  stock held directly by Watertone Holdings,  and through BKB, LLC, 2.6% of which is owned by Philip B. Berman,  Philip B. Berman  indirectly  holds a
            general  partnership   interest  of  .026%  of  Watertone  Holdings,
            representing  an  indirect  beneficial   ownership  interest  in  an
            additional 7 shares of such 1,771 shares of Empire  Resorts'  common stock held directly by Watertone  Holdings.  Philip B. Berman is the co-trustee  of the  Berman  Family  Trust  which  holds a 9% limited partnership interest in Avon Road Partners, LP which holds a 23.678%
            limited partnership interest in Watertone Holdings  representing 533 of such representing an indirect  beneficial  ownership  interest in
            533 shares of such 1,771 shares of Empire Resorts' common stock held directly by Watertone Holdings.

(10)        Includes  23,446 shares of common stock owned  directly by Philip B.
            Berman and 1,771 shares of common  stock held  directly by Watertone
            Holdings,  235,213  shares owned directly by the Berman Living Trust and  101,500  shares of common  stock  owned  directly by the Berman
            Family  Trust.  Philip  B.  Berman  directly  holds a 4.95%  limited partnership interest in Watertone Holdings, representing an indirect beneficial  ownership  interest in 1,237 shares of such 1,771 shares of Empire Resorts' common stock held directly by Watertone Holdings, and through  BKB,  LLC,  2.6% of which is owned by Philip B. Berman,
            Philip B. Berman indirectly holds a general partnership  interest of
            .026% of Watertone  Holdings,  representing  an indirect  beneficial ownership interest in an additional 7 shares of such 1,771 shares of
            Empire  Resorts'  common stock held directly by Watertone  Holdings.
            Philip B. Berman is the  co-trustee of the Berman Family Trust which holds a 9% limited  partnership  interest in Avon Road Partners,  LP which holds a 23.678%  limited  partnership  interest  in  Watertone
            Holdings   representing   533  of  such   representing  an  indirect
            beneficial  ownership interest in 533 shares of such 1,771 shares of
            Empire Resorts' common stock held directly by Watertone Holdings.

(11)        Includes  203,318  shares of common  stock  owned  directly  by Paul
            deBary,  12,595  shares  of  common  stock  held  in  an  individual retirement  account for Mr.  deBary's  benefit and options  that are currently exercisable into 10,000 shares of common stock.

(12)        Includes 52,103 shares of common stock owned directly by Paul deBary and options that are  currently  exercisable  into 10,000  shares of common stock.

                                       18

(13)        Includes 101,500 shares of common stock owned directly by the Berman
            Family  Trust and 533  shares  of  common  stock  held  directly  by
            Watertone  Holdings.  The  Berman  Family  Trust  holds a 9% limited partnership interest in Avon Road Partners, LP which holds a 23.678%
            limited partnership interest in Watertone Holdings.

(14)        Includes  533 shares of common  stock  held  directly  by  Watertone
            Holdings.  The Berman  Family  trust holds a 9% limited  partnership interest in Avon Road  Partners,  LP which  holds a 23.678%  limited partnership interest in Watertone Holdings.

(15)        Includes  2,002,143  shares of common stock owned directly by Joseph
            E.  Bernstein,  options that are currently  exercisable  into 25,000 shares of common stock and 98,500 shares of common stock held in the name  Joseph E.  Bernstein  on behalf of the JB Trust,  in which Mr.
            Bernstein's  mother,  Helen  Bernstein,  is  sole  trustee  and  Mr.
            Bernstein's children are ultimate beneficiaries.

(16)        Includes  options that are currently  exercisable into 25,000 shares of common  stock and 98,500  shares of common stock held in the name
            Joseph  E.  Bernstein  on  behalf  of the JB  Trust,  in  which  Mr.
            Bernstein's  mother,  Helen  Bernstein,  is  sole  trustee  and  Mr.
            Bernstein's children are ultimate beneficiaries.

(17)        Includes 2,186,243 shares of common stock owned directly by Ralph J.
            Bernstein  and options that are  currently  exercisable  into 25,000 shares of common stock.

(18)        Includes  options that are currently  exercisable into 25,000 shares of common stock.

(19)        Includes  1,283,854  shares of common stock owned  directly by Morad
            Tahbaz and options that are currently exercisable into 17,500 shares of common stock.

(20)        Includes  options that are currently  exercisable into 17,500 shares of common stock.

            All provisions of the Prospectus  not  specifically  amended by this
Supplement remain in full force and effect.

            Please insert this  Supplement  into your Prospectus and retain both this  Supplement and the Prospectus for future  reference.  If you would like to receive  a copy of the  Prospectus  please  write to Empire  Resorts'  Corporate
Secretary at c/o Monticello Raceway, Route 17B, P.O. Box 5013,  Monticello,  New
York 12701 or call (845) 794-4100.

                                       19